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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 20, 2002
                                                       -------------------

                          METROPOLITAN FINANCIAL CORP.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Ohio                        000-21553               34-1109469
            ----                        ----------              ----------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
Incorporation of Organization)          File Number)         Identification No.)

               22901 Millcreek Blvd. Highland Hills, OH    44122
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 206-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

On September 20, 2002, the Registrant issued a press release announcing an adjustment to the value of its mortgage servicing rights and the engagement of Ryan Beck as its financial advisor. The Registrant determined that incorrect prepayment speed assumptions were used in its internal methodology to estimate the market value of its mortgage servicing rights during the eighteen month period ended June 30, 2002. An independent mortgage servicing valuation firm was engaged to value the Registrant's mortgage servicing rights. Based on the results of that independent valuation, the Registrant estimates that it overstated the value of its mortgage servicing rights on its statement of condition by approximately $5.0 million as of June 30, 2002. Furthermore, based on an independent valuation of its mortgage servicing rights as of August 31, 2002, the Registrant estimates that the value of its mortgage servicing rights has decreased by an additional $3.5 million between June 30, 2002 and August 31, 2002. Additionally, the Registrant has engaged Ryan Beck as a financial advisor to evaluate strategic alternatives. The Registrant's press release is attached as exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(c)      Exhibits
         --------

         99.1        The Registrant's September 20, 2002 press release.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METROPOLITAN FINANCIAL CORP.



                                 By:   /s/Kenneth T. Koehler
                                    -------------------------------------
                                     Kenneth T. Koehler,
                                     President & Chief Operating Officer
                                     (on behalf of the Registrant)


                                 By:  /s/Marcus Faust
                                    -------------------------------------
                                     Marcus Faust,
                                     Executive Vice President & Chief Financial
                                     Officer


                                 By:  /s/Timothy W. Esson
                                    -------------------------------------
                                     Timothy W. Esson,
                                     Vice President - Finance for the Bank
                                     (as Principal Accounting Officer)



                                     Date:  September 24, 2002




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                                  EXHIBIT INDEX


     Exhibit Number            Exhibit Description
     --------------            -------------------

         99.1                  The Company's September 20, 2002 press release.